                                                                  EXHIBIT 10.23




                             STOCK PLEDGE AGREEMENT


         This STOCK PLEDGE AGREEMENT is entered into this ___ day of December 2000 (the "Agreement") by and among THE AFFINITY GROUP, INC., a Florida corporation ("AFFINITY"); the following individuals and trust: Scott G. Roix, Vance L. Vogel, The Vance Vogel Qualified Subchapter S Trust No. 1, Fernur Ece Nihat, Stephen Albert, Robert Poitras, Vincent Del Corso, Louis Bruno, Deborah
E. McCafferty (collectively, the "SECURED PARTY") and TELESERVICES INTERNET GROUP, INC., a Florida corporation (the "PLEDGOR").


                                    RECITALS

         (a) The parties have entered into a reverse triangular merger pursuant to which Pledgor's subsidiary, TSIG Newco Inc., has been merged into Affinity, all of the issued and outstanding shares of stock of Affinity immediately prior to the effective time of the reverse triangular merger were held by the Secured Party and were canceled and pursuant to the terms of the Agreement and Plan of Reorganization, the Secured Party received a certain number of common shares of Pledgor, and Pledgor received certain issued and outstanding shares of common stock of Affinity, which then and now constitute the only outstanding shares of Affinity. Accordingly, Affinity is now a wholly owned subsidiary of Pledgor and the Secured Party hold shares of common stock of Pledgor.

         (b) The terms of the Agreement and Plan of Reorganization (the "Acquisition Agreement") provide that Secured Party, the former stockholders of Affinity, have the right under certain conditions to rescission and/or reacquisition (the "Reacquisition") of Affinity from Pledgor, and pursuant to the terms and conditions of the Acquisition Agreement, Pledgor is required to secure its performance of the terms and conditions of the Reacquisition by pledging all of its shares of Affinity stock to Secured Party. The sole purpose of this Stock Pledge Agreement is to secure the performance of Pledgor in the event that a Reacquisition is elected by Secured Party under the provisions of
Section 8 of the Acquisition Agreement.


                                   AGREEMENT

         In consideration of the benefits and covenants of parties as described above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:


                            SECTION I - INTRODUCTORY

         1.01 Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and by this reference are incorporated in and made a part of this Agreement.



Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 1 of 14

         1.02 Exhibits. The exhibit attached to this Agreement and listed in Section 6.11 is incorporated in and made a part of this Agreement by this reference.

         1.03 Definitions and Abbreviations. The definitions and abbreviations set forth or referred to below shall be used for purposes of this Agreement.

                  (a) The definitions and abbreviations set forth in the preamble of this Agreement shall be used for purposes of this Agreement.

                  (b) The definitions and abbreviations set forth in the Recitals shall be used for purposes of this Agreement.

                  (c) The phrase "Blue Sky Law" shall mean state securities laws.

                  (d) The phrase "Federal Securities Law" shall mean, collectively, the Securities Act of 1933, as now or hereafter amended, and all rules and regulations promulgated thereunder.

                  (e) The phrase "Affinity Shares" shall mean all shares of common stock of Affinity received by Pledgor.

                  (f) "Reacquisition" shall mean the reacquisition of Affinity by the Secured Party if an event occurs that under Section 8 of the Acquisition Agreement gives Secured Party the right to Rescission and/or Reacquisition of Affinity pursuant to the terms of said Section 8.

                  (g) The term "Person" (whether or not capitalized) shall mean any individual, partnership, corporation or other entity.

                  (h) The term "Pledgor" shall mean TeleServices Internet Group Inc.

                  (i) The phrase "Pledged Shares" and the term "Collateral" shall mean all of the issued and outstanding shares of the stock of Affinity as exist at any time after the Closing of the acquisition of Affinity by Pledgor pursuant to the Acquisition Agreement.

                  (j) The phrase "Rule 144" shall mean that certain rule promulgated by the Securities and Exchange Commission under the Federal Securities Law and set forth in 17 CFR 230.144.

                  (k) The term "UCC" shall mean the Uniform Commercial Code as enacted in Florida from time to time.

                  (l) The definitions and abbreviations set forth in other portions of this Agreement shall also be used for the purposes of this Agreement.



Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 2 of 14

                 SECTION 2 - GRANT OF INTEREST AND MAINTENANCE

         2.01 Grant of Security Interest. As security for the due and punctual performance of all of the obligations and liabilities, whether now existing or hereafter arising, of all Pledgor or any successor or assign of Pledgor under this Agreement and under Section 8 of the Acquisition Agreement as now existing and as it may be extended, modified or renewed on any terms whatsoever (collectively, the "Obligations"), Pledgor hereby grants a security interest to Secured Party, and pledges, assigns and transfers all of its right, title and interest in the Pledged Shares to Secured Party. The term "Obligations" as used herein shall include the payment to Secured Party of all principal, interest and other sums due or to become due under this Agreement and/or the Acquisition Agreement, together with any extensions, modifications or renewals thereof, and the performance of all of the covenants, agreements and undertakings contained herein or in the Acquisition Agreement.




Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 3 of 14

         2.02 Collateral and Delivery. Pledgor shall deliver to Secured Party all of the Pledged Shares described more particularly on Exhibit A contemporaneously with the execution of this Agreement, along with duly executed stock powers, with signatures guaranteed, covering the same. Secured Party hereby appoints Scott G. Roix as Trustee for Secured Party to hold all of the Pledged Shares for and on behalf of Secured Party, and Scott G. Roix hereby accepts said appointment. Further, Secured Party hereby directs that all notices and communications given or to be given by Pledgor or any other party to this Agreement at any time to Secured Party shall be given to Scott G. Roix in accordance with the notice provisions of this Agreement and that any such notice or communication so given shall be conclusively deemed to have been given and delivered to Secured Party in full compliance with the requirements of this Agreement. The Pledgor shall thereafter deliver to Secured Party (a) any additional Pledged Shares as required by the terms of this Agreement and duly executed stock powers, with signatures guaranteed, covering the same, (b) its interest in any securities issued as a dividend, stock split or other distribution on account of or in exchange for its Pledged Shares not later than two days after any issuance thereof and accompanied by duly executed stock powers, with signatures guaranteed, covering the same, and (c) to the extent not included in (a) and (b) immediately above, its interest in all other items within the Pledged Shares, duly endorsed or assigned to Secured Party, not later than two days after the earlier of any issuance thereof or its receipt thereof. Pledgor hereby authorizes and directs any person having custody of any of the Pledged Shares, or responsible for performing any term or condition with respect to the Collateral, to deliver or pay the same directly to Secured Party. Notwithstanding the foregoing, provided that no default within the meaning of Section 4.01 has occurred, ordinary cash dividend payments made by Affinity to its shareholder shall be paid to the record owner of the Pledged Shares with respect to which such dividend is declared and not delivered to Secured Party as otherwise required by (c) immediately above.

         2.03 Other Security. At any time before, during or after any default (within the meaning of Section 4.01), Secured Party may, but shall not be obligated to, take from any person and hold collateral (other than the Pledged Shares) as security for the Obligations and may enforce, exchange or release any such additional collateral or the Pledged Shares or any part thereof, and may accept and hold any guarantee of the Obligations and may release or substitute any such guarantor or any person who has given any security interest for the Obligations or any person in any way obligated for the same, all without affecting the liability of any other person or any other property for the Obligations.

         2.04 Certain Other Actions By Secured Party. Secured Party shall hold the Pledged Shares at any location that it deems appropriate in furtherance of the security interests granted hereby until the Obligations have been fully satisfied. Secured Party may, at its option and in its sole discretion, cause all or any part of the Pledged Shares included in the Collateral to be transferred to the name of Secured Party, or the name of any nominee of Secured Party, following any default (within the meaning of Section 4.01) which has continued for 10 days or more.


Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 4 of 14

         2.05     Certain Other Actions By Pledgor.

                  (a) Pledgor shall defend Secured Party's interest in and to all of the Collateral against the claims or demands of all persons whomsoever, and shall pay before delinquency any taxes and assessments on any of the Collateral, the charges for any documentary stamps on the Pledged Shares and any transfer or retransfer of the certificates representing the same, and the costs of filing and recording any financing statements, continuation statements, notices or similar instruments relating to the Pledged Shares.

                  (b) If at any time Secured Party, at its option and in its sole discretion, deems it necessary or advisable, Pledgor will execute and deliver to Secured Party, in form satisfactory to Secured Party:


                           (i)      affidavits of factual matters with respect
to the ownership and holding period for the Pledged Shares and similar items in connection with Federal Securities Law and Blue Sky Law matters; and

                           (ii)     financing  statements, continuation
statements, notices or similar instruments which maintain or give public notice of Secured Party's security interest.

                  (c) Pledgor shall not attempt any further encumbrance or any assignment, transfer or sale of its Pledged Shares while the security interest granted hereunder is in effect, and Pledgor covenants that it will not execute or allow to be filed in any public office any financing statement, continuation statement, notice or other instrument wherein it is shown as debtor and which in any manner affects the Collateral, except only financing statements, continuation statements, notices or other instruments showing Secured Party as the secured party.

                  (d) Pledgor shall give at least 15 days advance written notice to Secured Party of any change in its address set forth in Section 6.03(a) and, as applicable, of any change in its name, identity or structure, or in the location of its chief executive office or principal place of business.

                  (e) Pledgor constitutes and appoints Secured Party as Pledgor's attorney-in-fact, with full power of substitution, in Secured Party's name, Pledgor's name or otherwise:

                           (i)      to sign, endorse, transfer and assign all
instruments, documents and statements, including financing statements, continuation statements, checks, drafts, proxies, certificates representing Pledged Shares and stock transfer powers; and




Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 5 of 14

                           (ii)     to vote the Pledged Shares as determined by
Secured Party in its sole discretion and to do all other things Pledgor could do as a shareholder of Affinity, including attending meetings and executing consents; provided, however, the power granted in this subsection (ii) shall not be exercised by Secured Party so long as no default (within the meaning of Section 4.01) has occurred.

The power of attorney set forth herein is coupled with an interest and is irrevocable until the Obligations have been fully satisfied. During the continuance of the power of attorney, Pledgor shall not grant any conflicting power with respect to any of the Pledged Shares.


                   SECTION 3 - REPRESENTATIONS AND WARRANTIES

         3.01 Non-Exclusivity. None of the representations and warranties set forth in this Agreement shall be construed as limiting or creating any implication with respect to any representation or warranty contained in the Acquisition Agreement, and none of the representations and warranties set forth in the Acquisition Agreement shall be construed as limiting or creating any implication with respect to any representation or warranty contained in this Agreement. Each of the representations and warranties made by Pledgor to Secured Party in this Agreement or in the Acquisition Agreement has independent significance, is material to Secured Party and has been relied upon by Secured Party in connection with the transactions arising under the Acquisition Agreement and Secured Party's acceptance of the Collateral and the terms and conditions of this Agreement.

         3.02 Representations Regarding Pledgor. Pledgor represents and warrants to Secured Party as follows:

                  (a) Pledgor renews and adopts all of its representations and warranties made in the Acquisition;

                  (b) Pledgor is the sole owner of all of the issued and outstanding shares of stock of Affinity, and, except for the pledge of the Pledged Shares herein made to Secured Party, no other person, persons, or entity or entities has any interest of any kind in any of the issued and outstanding shares of stock of Affinity and no other person, persons, entity or entities have any options, warrants or other rights to any equity interest of any kind in Affinity;

                  (c) Pledgor and Affinity each have the necessary power and authority to execute and deliver this Agreement and to perform their obligations hereunder, and any action, including officer, director or shareholder action, necessary or appropriate as a precondition to the execution, delivery and performance of this Agreement by or on behalf of Pledgor and Affinity has been accomplished;


Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 6 of 14

                  (d) Execution, delivery and performance by Pledgor and Affinity of this Agreement or of any transaction described herein or contemplated hereunder have not and will not violate or result in a breach of or constitute a default under any provision of, as applicable, its articles of incorporation, bylaws, any resolution of its board of directors or stockholder or of any contract, lien, instrument, law, order, judgment, decree, ordinance, regulation, rule, or other restriction of any kind by which either Pledgor or Affinity or any of their respective property is bound or affected;

                  (e) This Agreement is a valid and binding obligation of Pledgor and Affinity, enforceable against them respectively in accordance with its terms, except as limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and general principles of equity;

                  (f) Secured Party has not made any representation or warranty, expressed or implied, to either Pledgor or Affinity with respect to the matters pertaining to the subjects of this Agreement, except as expressly provided in this Agreement, and neither Pledgor nor Affinity has relied upon any oral representation or warranty by Secured Party;

                  (g) The Pledged Shares are genuine and were acquired by Pledgor in the transaction(s) summarized in the Recitals on page 1 of this Agreement, and all of the Pledged Shares have been acquired by Pledgor in the transaction(s) summarized in the Recitals on page 1 of this Agreement;

                  (h) None of the Collateral in which Pledgor has any direct or indirect interest is subject to any lien, pledge, charge, encumbrance or security interest other than in favor of Secured Party under this Agreement, and none of the Pledged Shares are subject to any stop order or similar restriction with the transfer agent or registrar for Affinity, and all of the Pledged Shares have been duly and validly issued, are outstanding and are fully paid and nonassessable; and

                  (i) No representation or warranty by or with respect to Pledgor or Affinity in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.


                           SECTION 4 - REACQUISITION.

         4.01 Reacquisition. A Reacquisition under this Agreement shall have occurred upon the occurrence of an event triggering the right of the Target Stockholders under Section 8 of the Acquisition Agreement, i.e., the Secured Party under this Agreement, to a rescission of the acquisition of Affinity by Pledgor or to a Reacquisition of Affinity and an election by the Target Stockholders/the Secured Party to a Reacquisition.



Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 7 of 14

         Upon the occurrence of a Reacquisition, Secured Party shall have the right to acquire all of the Pledged Shares by complying with the requirements of the Target Stockholders under the provisions of Section 8 of the Acquisition Agreement and all of the rights with respect to the Collateral and with respect to any person liable for the Obligations of a secured party under the UCC, and under any other applicable law in effect from time to time, in each case on a cumulative basis with and in addition to any other rights arising under this Agreement and/or the Acquisition Agreement. Secured Party's rights shall include the right to incur attorneys' fees payable by Pledgor, the right to require Pledgor to assemble any Collateral not in the possession of Secured Party and to make it available to Secured Party at the place designated by Secured Party, the right to sell or otherwise dispose of the Pledged Shares at public or private sale, and to hold Pledgor liable for any deficiency, which deficiency and attorneys' fees Pledgor shall pay on Secured Party's demand.

         4.02 Compliance with Law. In any remedy with respect to the Pledged Shares, the requirements of Section 679.112, Florida Statutes, shall be observed and Secured Party shall comply with the requirements of Section 679.504, Florida Statutes. The expenses and fees, including reasonable attorneys' fees and legal expenses, of complying with applicable Federal Securities Law and Blue Sky Law matters in any public or private sale or other disposition of the Collateral shall be among the categories of expenses to which the proceeds of any disposition of the Pledged Shares shall be applied.

         4.03 Enforcement. Without waiving its security interest under this Agreement or under the Acquisition Agreement, Secured Party shall have the right to specific performance of Pledgor and any other person or entity with respect to transfer to Secured Party of all rights, title and interest in the Pledged Shares or any other security for the Obligations. Secured Party shall have the right, in its sole discretion, to enforce the security interest created by this Agreement before, after or at the same time as Secured Party enforces its rights hereunder and under Section 8 of the Acquisition Agreement, and such enforcement or lack thereof shall not impair the liability of any person under this Agreement or under the Acquisition Agreement for the Obligations. Secured Party may, in its sole discretion, delay exercising or omit to exercise any right or remedy under this Agreement or under the Acquisition Agreement without waiving its rights to any past, present or future right or remedy. Secured Party may, in its sole discretion, waive any event triggering the right of the Target Stockholders under Section 8 of the Acquisition Agreement, i.e., the Secured Party under this Agreement, to a rescission of the acquisition of Affinity by Pledgor or to a Reacquisition of Affinity, but such waiver shall not operate as a waiver of any other event triggering the right of the Target Stockholders under Section 8 of the Acquisition Agreement, i.e., the Secured Party under this Agreement, to a rescission of the acquisition of Affinity by Pledgor or to a Reacquisition of Affinity on a subsequent occasion.


Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 8 of 14

                  SECTION 5 - SURVIVAL, INDEMNIFICATION, ETC.

         5.01 Survival. All warranties, representations, covenants, obligations and agreements contained in this Agreement, in the Acquisition Agreement, and in any document, instrument or certificate delivered pursuant to this Agreement or the Acquisition Agreement shall survive the execution and delivery of this Agreement and the consummation of any transaction pursuant to this Agreement or the Acquisition Agreement.

         5.02 Indemnification. Pledgor shall indemnify and hold Secured Party harmless from and against any claims, suits or demands, including reasonable attorneys' fees whether or not a suit is filed, for the breach of any representation or warranty made by Pledgor in this Agreement or a breach by Pledgor of any of the other terms, obligations, covenants or conditions of this Agreement.

         5.03 Waiver. Pledgor waives in favor of Secured Party any and all claims or defenses that the waiving party now has against Secured Party with respect to the execution, delivery, performance or enforcement of this Agreement and further agrees not to raise any such claims or defenses against Secured Party.

         5.04 Release. Pledgor hereby releases Secured Party from all claims for loss or damage caused by any failure to collect on or with respect to any of the Pledged Shares or any other security for the Obligations, or by any act or omission by or attributable to Secured Party, except in any such case only for gross negligence or willful misconduct. Pledgor, for itself and its legal representatives, successors, predecessors and assigns, and its officers, directors, stockholders, agents, servants and employees, hereby releases, acquits and forever discharges Secured Party and its officers, directors, stockholders, agents, servants, employees, legal representatives, successors and assigns of and from any and all claims, promises, demands, debts, suits, actions and causes of action, which it now has or might hereafter have against Secured Party and its officers, directors, stockholders, agents, servants, employees, legal representatives, successors and assigns by reason of any act, omission, matter, contract, agreement or thing whatsoever from the beginning of the world to the date hereof.


                           SECTION 6 - MISCELLANEOUS

         6.01 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement shall become effective only when each party has executed and delivered one or more counterpart copies hereof.

         6.02 No Drafter. This Agreement shall not be construed against any party as the drafter hereof.

         6.03     Notices.


Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 9 of 14

                  (a) All notices, requests, demands and other communications (Anotices@) required to be given or that may be given to the parties pursuant to the terms of this Agreement shall be in writing and sufficient in all respects if given by prepaid Federal Express, Airborne or other nationally recognized overnight courier service, or delivered personally or by prepaid US Priority Mail, US Express Mail or US Certified Mail as follows:

                  To Secured Party:   Scott G. Roix
                                      100 2nd Avenue South, Suite 1000
                                      St. Petersburg, Florida 33701

                  To Pledgor:         Paul Henry, Secretary
                                      TeleServices Internet Group Inc.
                                      100 2nd Avenue South, Suite 1000
                                      St. Petersburg, Florida 33701

                  To Affinity:        Robert Poitras, Chief Operating Officer
                                      The Affinity Group, Inc.
                                      100 2nd Avenue South, Suite 1000
                                      St. Petersburg, Florida 33701

Addresses for notice and the person designated to receive any notice may be changed by notice given in accordance with the foregoing. Notice shall be effective upon the earlier of actual receipt or three days after forwarding. In the event that notice is mailed in conformance with this section and is returned to the sender for any reason, such notice shall be deemed to have been received by the party to whom it was addressed on the date following the date that such notice was delivered to the carrier by the sender.

                  (b) Except as expressly provided otherwise herein, Pledgor waives demand, protest, presentment, notice of dishonor or protest, notice of acceptance hereof or of the Collateral, notice of any extensions, modifications or renewals, and all demands and notices of any action by Secured Party under this Agreement or in connection with the Obligations or the Collateral.

                  (c) Any notice as is given by Secured Party of the sale or other disposition of Collateral or any other intended action by Secured Party hereunder, whether required by the UCC or otherwise required, shall constitute reasonable notice to Pledgor if the notice is delivered in accordance with the provisions of this section at least 10 days before the action.

         6.04     Time of Essence. Time is of the essence of this Agreement.

         6.05 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws (excluding conflicts of laws) of the State of Florida, except to the extent

Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 10 of 14
that federal law may preempt any of the terms, conditions or provisions thereof, in which event and to that extent federal law shall govern the construction of this Agreement. Any action brought to enforce any of the provisions of this Agreement shall be properly brought in Pinellas County, Florida if commenced in the courts of the State of Florida, or in the United States District Court for the Middle District of Florida, Tampa Division, if commenced in the courts of the United States. All parties consent to the jurisdiction of such courts for all purposes of this Agreement.

         6.06 Costs of Enforcement. In the event this Agreement or any of the Collateral becomes the subject of or involved in any legal action, Pledgor shall pay and reimburse Secured Party for all costs, charges and expenses, including reasonable attorneys' fees and costs which include fees charged for paralegal services and any fees and costs incurred in any appeal. All such charges, costs and expenses shall be immediately due and payable and bear interest at the highest rate permitted by applicable law from time to time to be charged by Secured Party, from the date Secured Party incurs such charge, cost or expense until repaid by Pledgor.

         6.07 Entire Agreement. This Agreement contains or refers to the entire agreement of Pledgor and Secured Party with respect to its subject matter, and supersedes any prior arrangements or understandings between the parties with respect thereto. Any waiver, modification, discharge or termination of this Agreement must be in writing and signed by the parties necessary to the enforcement thereof.

         6.08 Assignment. The rights and obligations hereunder of a party other than Secured Party may not be assigned without the prior written consent of Secured Party. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties. Except in accordance with the foregoing, nothing in this Agreement shall confer any rights or remedies on anyone other than the parties.

         6.09 Further Actions. Pledgor shall promptly and without cost to Secured Party execute and deliver to Secured Party such other documents, certificates, agreements and other writings and shall take such other actions as may be requested by Secured Party to implement the purposes of this Agreement, including the perfection and protection of and the realization on Secured Party's security interest In the Collateral.

         6.10 Interpretation. The descriptive headings of sections, or of or in any exhibits, are inserted for convenience only and are not a part of this Agreement. Unless otherwise qualified, references in this Agreement to "Section" or "section" are to provisions of this Agreement and a reference thereto includes any subparts. As used herein, the singular includes the plural, the plural includes the singular, and words in one gender include the others. As used herein, the terms "herein" and "hereof" refer to the whole of this Agreement, and "include", "including" and similar terms are not words of limitation. Whenever possible, each provision of this Agreement shall be interpreted



Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 11 of 14
in such manner as to be effective and valid under applicable law, but if any provision shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Agreement.

         6.11 Exhibit List. The following exhibit is attached to and a part of this Agreement:


         IN WITNESS WHEREOF, this Stock Pledge Agreement has been executed and delivered as of the date first set forth above by the persons and in the capacities set forth below.

Signed, sealed and delivered in the presence of:


                                          Pledgor:


                                          TeleServices Internet Group Inc.


/s/ Cathy Davenport                   By: /s/ Paul Henry
-----------------------------------       --------------------------------------
/s/ Witness                               Paul Henry, Secretary and CFO
-----------------------------------


                                          The Affinity Group, Inc.


/s/ Cathy Davenport                   By: /s/ Scott G. Roix
-----------------------------------       --------------------------------------
/s/ Witness                               Scott G. Roix, President and CEO
-----------------------------------


                                          Secured Party:


/s/ Cathy Davenport                       /s/ Scott G. Roix
-----------------------------------       --------------------------------------
/s/ Witness                               Scott G. Roix
-----------------------------------       Address: 7676 Araila Way
                                                   Largo, FL 33777



Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 12 of 14

/s/ Cathy Davenport                    /s/ Vance L. Vogel
--------------------------------       -----------------------------------------
                                       Vance L. Vogel
                                       Address: 9901 Sago Point Dr
/s/ Witness                                     Largo, FL 33777
--------------------------------



/s/ Maralyn J. Vogel                   /s/ Elbert J. Vogel
--------------------------------       -----------------------------------------
                                       The Vance L. Vogel Qualified Subchapter
                                          S. Trust No. 1
                                       Address: 9901 Sago Point Dr.
/s/ Elmerdeen E. Entley                         Largo, FL 33777
--------------------------------



/s/ Witness                            /s/ Fernur Ece Nihat
--------------------------------       -----------------------------------------
                                       Fernur Ece Nihat
                                       Address: 44 Laurel Way, Totteridge,
                                                London N208IIX
/s/ Witness                                     United Kindgdom
--------------------------------



/s/ Cathy Davenport                    /s/ Stephen Albert
--------------------------------       -----------------------------------------
                                       Stephen Albert
                                       Address: 12233 Clubhouse Dr.
/s/ Witness                                     Bradenton, FL 34202
--------------------------------



/s/ Cathy Davenport                    /s/ Robert Poitras
--------------------------------       -----------------------------------------
                                       Robert Poitras
                                       Address: 12242 Sun Vista Ct.
/s/ Witness                                     E Treasure Island, FL 33706
--------------------------------



/s/ Cathy Davenport                    /s/ Vincent Del Corso
--------------------------------       -----------------------------------------
                                       Vincent Del Corso
                                       Address: 815 115th Avenue
                                                Treasure Island, FL 33706
/s/ Witness
--------------------------------





Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 13 of 14

/s/ Cathy Davenport                    /s/ Louis Bruno
--------------------------------       -----------------------------------------
                                       Louis Bruno
                                       Address: 421 Evergreen Drive
/s/ Witness                                     Oldsmar, FL 34677
--------------------------------




/s/ Cathy Davenport                    /s/ Deborah E. McCafferty
--------------------------------       -----------------------------------------
                                       Deborah E. McCafferty
                                       Address: 6020 Bahia Del Mar #121
/s/ Witness                                     St. Petersburg, FL 33715
--------------------------------


Stock Pledge Agreement
Teleservices Internet Group Inc. --- Pledgor
Scott G. Roix, et. Al. --- Secured Party
The Affinity Group, Inc. --- Pledged Shares
December 4, 2000
Page 14 of 14